                                                                    Exhibit 10.4

                                                                  EXECUTION COPY


                            REEBOK INTERNATIONAL LTD.

                    2% Convertible Debentures due May 1, 2024

                                   ----------

                                    INDENTURE

                           Dated as of April 30, 2004

                                   ----------

                         U.S. Bank National Association

                                     TRUSTEE

                                   ----------

                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1       Definitions.                                                              1
Section 1.2       Other Definitions.                                                        6
Section 1.3       Incorporation by Reference of Trust Indenture Act                         7
Section 1.4       Rules of Construction                                                     7
Section 1.5       Acts of Holders.                                                          8

                                   ARTICLE II

                                 THE SECURITIES

Section 2.1       Form and Dating                                                           9
Section 2.2       Execution and Authentication                                             10
Section 2.3       Registrar, Paying Agent and Conversion Agent                             11
Section 2.4       Paying Agent to Hold Money in Trust                                      11
Section 2.5       Securityholder Lists                                                     11
Section 2.6       Transfer and Exchange                                                    12
Section 2.7       Replacement Securities                                                   13
Section 2.8       Outstanding Securities; Determinations of Holders' Action                14
Section 2.9       Temporary Securities                                                     15
Section 2.10      Cancellation                                                             15
Section 2.11      Persons Deemed Owners                                                    15
Section 2.12      Global Securities.                                                       16
Section 2.13      CUSIP Numbers                                                            18
Section 2.14      Interest.                                                                18
Section 2.15      Liquidated Damages Amounts                                               19
Section 2.16      Contingent Interest                                                      19

                                   ARTICLE III

                            REDEMPTION AND PURCHASES

Section 3.1       Right to Redeem; Notices to Trustee.                                     20
Section 3.2       Selection of Securities to be Redeemed                                   20
Section 3.3       Notice of Redemption                                                     21
Section 3.4       Effect of Notice of Redemption                                           21
Section 3.5       Deposit of Redemption Price                                              22
Section 3.6       Securities Redeemed in Part                                              22
Section 3.7       Purchase of Securities at Option of the Holder.                          22
Section 3.8       Purchase of Securities at Option of the Holder upon Change in Control.   27
Section 3.9       Effect of Purchase Notice or Change in Control Purchase Notice           30
Section 3.10      Securities Purchased in Part                                             31

                                        i
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
Section 3.11      Covenant to Comply With Securities Laws Upon Purchase of Securities      32
Section 3.12      Repayment to the Company                                                 32

                                   ARTICLE IV

                                    COVENANTS

Section 4.1       Payment of Securities                                                    32
Section 4.2       SEC and Other Reports                                                    33
Section 4.3       Compliance Certificate                                                   33
Section 4.4       Further Instruments and Acts                                             33
Section 4.5       Maintenance of Office or Agency                                          33
Section 4.6       Delivery of Certain Information                                          34
Section 4.7       Tax Treatment of Securities                                              34

                                    ARTICLE V

                              SUCCESSOR CORPORATION

Section 5.1       When Company May Merge or Transfer Assets                                35

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.1       Events of Default                                                        36
Section 6.2       Acceleration                                                             37
Section 6.3       Other Remedies                                                           38
Section 6.4       Waiver of Past Defaults                                                  38
Section 6.5       Control by Majority                                                      38
Section 6.6       Limitation on Suits                                                      39
Section 6.7       Rights of Holders to Receive Payment                                     39
Section 6.8       Collection Suit by Trustee                                               39
Section 6.9       Trustee May File Proofs of Claim                                         39
Section 6.10      Priorities                                                               40
Section 6.11      Undertaking for Costs                                                    41
Section 6.12      Waiver of Stay, Extension or Usury Laws                                  41

                                   ARTICLE VII

                                     TRUSTEE

Section 7.1       Duties of Trustee.                                                       41
Section 7.2       Rights of Trustee                                                        42
Section 7.3       Individual Rights of Trustee                                             44
Section 7.4       Trustee's Disclaimer                                                     44
Section 7.5       Notice of Defaults                                                       44
Section 7.6       Reports by Trustee to Holders                                            44
Section 7.7       Compensation and Indemnity                                               45
Section 7.8       Replacement of Trustee                                                   45

                                       ii
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
Section 7.9       Successor Trustee by Merger                                              46
Section 7.10      Eligibility; Disqualification                                            46
Section 7.11      Preferential Collection of Claims Against Company                        46

                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

Section 8.1       Discharge of Liability on Securities                                     47
Section 8.2       Repayment to the Company                                                 47

                                   ARTICLE IX

                                   AMENDMENTS

Section 9.1       Without Consent of Holders                                               47
Section 9.2       With Consent of Holders                                                  48
Section 9.3       Compliance with Trust Indenture Act                                      48
Section 9.4       Revocation and Effect of Consents, Waivers and Actions                   49
Section 9.5       Notation on or Exchange of Securities                                    49
Section 9.6       Trustee to Sign Supplemental Indentures                                  49
Section 9.7       Effect of Supplemental Indentures                                        49

                                    ARTICLE X

                                   CONVERSIONS

Section 10.1      Conversion Privilege                                                     49
Section 10.2      Conversion Procedure                                                     52
Section 10.3      Fractional Shares                                                        53
Section 10.4      Taxes on Conversion                                                      53
Section 10.5      Company to Provide Stock                                                 54
Section 10.6      Adjustment of Conversion Rate                                            54
Section 10.7      When Adjustment May Be Deferred                                          58
Section 10.8      When No Adjustment Required                                              59
Section 10.9      Notice of Adjustment                                                     59
Section 10.10     Voluntary Decrease                                                       59
Section 10.11     Notice of Certain Transactions                                           59
Section 10.12     Reorganization of the Company; Special Distributions                     60
Section 10.13     Company Determination Final                                              61
Section 10.14     Trustee's Adjustment Disclaimer                                          61
Section 10.15     Simultaneous Adjustments                                                 61
Section 10.16     Successive Adjustments                                                   61

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.1      Trust Indenture Act Controls                                             61
Section 11.2      Notices                                                                  61
Section 11.3      Communication by Holders with Other Holders                              62

                                       iii
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
Section 11.4      Certificate and Opinion as to Conditions Precedent                       62
Section 11.5      Statements Required in Certificate or Opinion                            63
Section 11.6      Separability Clause                                                      63
Section 11.7      Rules by Trustee, Paying Agent, Conversion Agent and Registrar           63
Section 11.8      Legal Holidays                                                           63
Section 11.9      Governing Law                                                            63
Section 11.10     No Recourse Against Others                                               63
Section 11.11     Successors                                                               64
Section 11.12     Multiple Originals                                                       64

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                                                 Indenture Section
310(a)(1)                                                                                7.10
(a)(2)                                                                                   7.10
(a)(3)                                                                                   N.A.
(a)(4)                                                                                   N.A.
(a)(5)                                                                                   N.A.
(b)                                                                                 7.8, 7.10
(c)                                                                                      N.A.
311(a)                                                                                   7.11
(b)                                                                                      7.11
(c)                                                                                      N.A.
312(a)                                                                                    2.5
(b)                                                                                      11.3
(c)                                                                                      11.3
313(a)                                                                                    7.6
(b)(1)                                                                                    7.6
(b)(2)                                                                                    7.6
(c)                                                                                       7.6
(d)                                                                                       7.6
314(a)                                                                               4.2, 4.3
(b)                                                                                      N.A.
(c)(1)                                                                                   11.4
(c)(2)                                                                                   11.4
(c)(3)                                                                                   N.A.
(d)                                                                                      N.A.
(e)                                                                                      11.5
(f)                                                                                      N.A.
315(a)                                                                                 7.1(b)
(b)                                                                                       7.5
(c)                                                                                    7.1(a)
(d)                                                                                    7.1(c)
(e)                                                                                      6.11
316(a)(1)(A)                                                                              6.5
(a)(1)(B)                                                                                 6.4
(a)(2)                                                                                   N.A.
(b)                                                                                       6.7
(c)                                                                                    1.5(e)
317(a)(1)                                                                                 6.8
(a)(2)                                                                                    6.9
(b)                                                                                       2.4
318(a)                                                                                   N.A.

N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.

          INDENTURE dated as of April 30, 2004 between REEBOK INTERNATIONAL LTD., a Massachusetts corporation (the "COMPANY"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "TRUSTEE").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 2% Convertible Debentures due May 1, 2024 ("SECURITIES"):

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

          Section 1.1   DEFINITIONS.

          "144A Global Security" means a permanent Global Security in the form of the Security attached hereto as Exhibit A-1 that is deposited with and registered in the name of the Depositary, representing Securities sold in reliance on Rule 144A under the Securities Act.

          "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

          "Board Resolution" means a copy of one or more resolutions, certified by an Officer of the Company to have been duly adopted or consented to by the applicable Board of Directors and to be in full force and effect, and delivered to the Trustee.

          "Business Day" means, with respect to any Security, a day that in the City of New York and the City of Boston, Massachusetts is not a day on which banking institutions are authorized by law or regulation to close.

          "Capital Stock" for any corporation means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation.

          "Certificated Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A-2.

          "Closing Price" means, as of any date of determination, the closing per share sale price of the Common Shares on such date as reported by The New York Stock Exchange, or if the Common Shares are not then quoted on The New York Stock Exchange, such other principal national securities exchange on which the Common Shares are listed, or if no closing sale price is reported, the average of the bid and ask prices, or if more than one in either case, the average of the average bid and the average asked prices, in either case, at 4:00 p.m. (or such earlier time as the last sale prior to 4:00 p.m.), New York time, as reported in composite transactions for the principal United States securities exchange on which the Common Shares are traded.

          "Common Shares" means shares of the Company's Common Stock, $0.01 par value per share, together with the associated Common Stock Purchase Rights, as they exist on the date of this Indenture or any other shares of Capital Stock of the Company into which the Common Shares shall be reclassified or changed.

          "Common Stock Purchase Rights" means the Common Stock Purchase Rights issued under the Common Stock Rights Agreement dated as of June 14, 1990 between the Company and The First National Bank of Boston, as Rights Agent, as amended from time to time.

          "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Officers.

          "Conversion Rate" means, as of any date of determination, the number of Common Shares into which a Security may be converted in accordance with
Article 10 hereof.

          "Conversion Value" of a Security means, as of any date of determination, the product of the Closing Price multiplied by the Conversion Rate.

          "Corporate Trust Office" means the office of the Trustee at which at any time the trust created by this Indenture shall be administered, which office at the date hereof is located at One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Corporate Trust Services (Reebok 2% Convertible Debentures due May 1, 2024), or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

          "Extraordinary Cash Dividend" means any dividend or other cash distribution payable in respect of the Common Shares that is not a Regular Cash Dividend.

          "Global Securities" means Securities that are in the form of the Securities attached hereto as Exhibit A-1, and to the extent that such Securities are required to bear the Legend required by Section 2.6, such Securities will be in the form of a 144A Global Security.

          "Holder" or "Securityholder" means a person in whose name a Security is registered on the Registrar's books.

          "Indebtedness" means, without duplication, the principal or face amount of (i) all obligations for borrowed money, (ii) all obligations evidenced by debentures, notes or other similar instruments, (iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) all obligations as lessee which are capitalized in accordance with generally accepted accounting principles, and
(vi) all Indebtedness of others guaranteed by the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

          "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

          "Initial Purchasers" means Credit Suisse First Boston LLC, BNP Paribus Securities Corp. and Banca IMI SpA.

          "Interest Payment Date" means May 1 and November 1, commencing on November 1, 2004.

          "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

          "Liquidated Damages Amount" has the meaning set forth in the Registration Rights Agreement.

          "Non-Recourse Indebtedness" means Indebtedness upon the enforcement of which recourse may be had by the holder(s) thereof only to identified assets of the Company or any Subsidiary and not to the Company or any Subsidiary personally.

          "Officer" means the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Chief Financial Officer, the Treasurer or the Clerk, any Assistant Treasurer or Assistant Clerk or any Director of the Company.

          "Officers' Certificate" means a written certificate containing the information specified in Sections 11.4 and 11.5, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 4.3 shall be signed by an authorized financial or accounting Officer of the Company but need not contain the information specified in Sections 11.4 and 11.5.

          "Opinion of Counsel" means a written opinion containing the information specified in Sections 11.4 and 11.5, from legal counsel who is acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

          "Person" or "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "Principal Amount" or "principal amount" of a Security means the Principal Amount as set forth on the face of the Security.

          "Redemption Date" or "redemption date" shall mean the date specified for redemption of the Securities in accordance with the terms of the Securities and this Indenture.

          "Redemption Price" or "redemption price" shall have the meaning set forth in paragraph 5 of the Securities.

          "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of April 30, 2004 between the Company and the Initial Purchasers.

          "Regular Cash Dividend" means the regular, fixed cash dividend in respect of the Common Shares as declared by the Board of Directors as part of the dividend payment practice or stated cash dividend policy of the Company then in effect, whether publicly announced or not; provided that Regular Cash Dividends shall not include any other dividends or distributions, such as any dividends designated by the Board of Directors as extraordinary, special or otherwise nonrecurring.

          "Responsible Officer" means, when used with respect to the Trustee, any officer within the corporate trust services department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Restricted Security" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A-1 and A-2 of this Indenture.

          "Rights Plan" means the Rights Agreement between the Company and American Stock Transfer and Trust Company, as successor Rights Agent to The First National Bank of Boston or any future rights agreement the Company may adopt.

          "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

          "SEC" means the Securities and Exchange Commission.

          "Securities" means any of the Company's 2% Convertible Debentures due May 1, 2024, as amended or supplemented from time to time, issued under this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

          "Securityholder" or "Holder" means a person in whose name a Security is registered on the Registrar's books.

          "Stated Maturity", when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the Principal Amount of such Security is due and payable.

          "Subsidiary" means any person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

          "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, PROVIDED, HOWEVER, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

          "trading day" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Shares are not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Shares are then listed or, if the Common Shares are not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System or, if the Common Shares are not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Shares are then traded.

          "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

          "Voting Stock" of a person means Capital Stock of such person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          Section 1.2   OTHER DEFINITIONS.

Term Section:                              Defined in:
"Accounting Event"                         3.7(d)
"Act"                                      1.5(a)
"Agent Members"                            2.12(e)
"Associate"                                3.8(a)
"beneficial owner"                         3.8(a)
"cash"                                     3.7(b)
"Change in Control"                        3.8(a)
"Change in Control Purchase Date"          3.8(a)
"Change in Control Purchase Notice"        3.8(c)
"Change in Control Purchase Price"         3.8(a)
"Closing Price Condition"                  10.1(a)
"Company Notice"                           3.7(c)
"Company Notice Date"                      3.7(c)
"Contingent Interest"                      2.14(b)
"Contingent Payment Regulations"           4.7
"Conversion Agent"                         2.3
"Conversion Date"                          10.2
"Conversion Price"                         10.1(a)
"Current Market Price"                     10.6(f)
"Depositary"                               2.1(a)
"DTC"                                      2.1(a)
"Effective Conversion Price"               10.1(a)
"Event of Default"                         6.1
"Expiration Date"                          10.6(e)
"Expiration Time"                          10.6(e)
"Legal Holiday"                            11.8
"Legend"                                   2.6(e)
"Market Price"                             3.7(d)
"Notice of Default"                        6.1
"Paying Agent"                             2.3
"Principal Value Conversion"               10.1(b)

"Purchase Date"                            3.7(a)
"Purchase Notice"                          3.7(a)
"Purchase Price"                           3.7(a)
"QIB"                                      2.1(a)
"Registrar"                                2.3
"Rights Plan"                              10.6(c)
"Rule 144A Information"                    4.6
"Sale Price"                               10.1(b)
"Trading Price"                            2.14(c)
"Trigger Event"                            10.6(c)
"Triggering Distribution"                  10.6(d)


          Section 1.3 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule have the meanings assigned to them by such definitions.

          Section 1.4 RULES OF CONSTRUCTION. Unless the context otherwise requires:

          (1)       a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

          (3)       "or" is not exclusive;

          (4)       "including" means including, without limitation; and

          (5) words in the singular include the plural, and words in the plural include the singular.

          Section 1.5   ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Registered Securities shall be proved by the Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix, in advance, a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II

                                 THE SECURITIES

          Section 2.1 FORM AND DATING. The Securities and the Trustee's certificate of authentication shall be substantially in the forms set forth on Exhibits A-1 and A-2, which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

          (a) 144A GLOBAL SECURITIES. Securities offered and sold within the United States to qualified institutional buyers as defined in Rule 144A ("QIBS") in reliance on Rule 144A shall be issued, initially in the form of a 144A Global Securities, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary and registered in the name of The Depository Trust Company ("DTC") or the nominee thereof (such depositary, or any successor thereto, and any such nominee being hereinafter referred to as the "DEPOSITARY"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

          (b) GLOBAL SECURITIES IN GENERAL. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and conversions.

          Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee and the Depositary.

          (c) BOOK-ENTRY PROVISIONS. The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (c) shall bear legends substantially to the following effect:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO REEBOK INTERNATIONAL LTD. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

          Section 2.2 EXECUTION AND AUTHENTICATION. The Securities shall be executed on behalf of the Company by any Officer. The signature of the officer of the Company on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of up to $350,000,000 upon a Company Order without any further action by the Company. The aggregate Principal Amount of Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence, except as provided in Section 2.7.

          The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of Principal Amount and any integral multiple thereof.

          Section 2.3 REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for purchase or payment ("PAYING AGENT") and an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 4.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 4.5.

          The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

          The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

          Section 2.4 PAYING AGENT TO HOLD MONEY IN TRUST. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

          Section 2.5 SECURITYHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the

Company shall cause to be furnished to the Trustee at least semiannually on May 1 and November 1 a listing of Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          Section 2.6 TRANSFER AND EXCHANGE. Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate Principal Amount, upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

          The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

          (a) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6. Transfers of a Global Security shall be limited to transfers of such Global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

          (b) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

          (c) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

          (d) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

          (e) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Securities attached hereto as Exhibits A-1 and A-2 setting forth such restrictions (collectively, the "LEGEND"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or
(ii) notification by the Company to the Trustee and registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

          Section 2.7 REPLACEMENT SECURITIES. If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute, and upon the Company's written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

          Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 2.8 OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section
2.7 delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9).

          If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

          If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date or a Change in Control Purchase Date, or on Stated Maturity, money sufficient to pay amounts owed with respect to Securities payable on that date, then immediately after such Redemption Date, Purchase Date, Change in Control Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue; PROVIDED, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

          If a Security is converted in accordance with Article 10, then from and after the time of conversion on the Conversion Date, such Security shall cease to be outstanding and interest, if any, shall cease to accrue on such Security.

          Section 2.9 TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Company may execute and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          Section 2.10 CANCELLATION. All Securities surrendered for payment, purchase by the Company pursuant to Article 3, conversion, redemption or registration of transfer or exchange (other than Securities exchanged pursuant to Section 10.2) shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 10. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

          Section 2.11 PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of the Principal Amount of the Security or the payment of any Redemption Price, Purchase Price or Change in Control Purchase Price in respect thereof, and accrued interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 2.12  GLOBAL SECURITIES.

          (a) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; PROVIDED that the foregoing shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.6 and this Section 2.12.

          (b) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit B, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

          (c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate Principal Amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

          (d) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

          (e) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause
(ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; PROVIDED that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

          (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate Principal Amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the Principal Amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

          (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

          (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

          (5) Neither any members of, or participants in, the Depositary (collectively, the "AGENT MEMBERS") nor any other Persons on whose behalf Agent

Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

          (f) Notwithstanding anything to the contrary contained herein, in the case of Global Notes, notices may be delivered or withdrawn and other actions taken, and such Securities may be surrendered for transfer, exchange, redemption or conversion in accordance with the Applicable Procedures as in effect from time to time.

          Section 2.13 CUSIP NUMBERS. The Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

          Section 2.14  INTEREST.

          (a) This Security shall accrue regular interest at a rate of 2% per annum. The Company promises to pay regular interest on the Securities in cash semiannually in arrears on each May 1 and November 1, commencing November 1, 2004 through May 1, 2009, to Holders of record on the immediately preceding April 15 and October 15, respectively. After May 1, 2009, the Company will not pay regular interest on the Securities prior to maturity. Regular interest on the Securities will accrue at a rate of 2%, compounded semiannually and is payable upon redemption, repurchase or final maturity. Interest will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from April 30, 2004, until the Principal Amount is paid or duly made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay regular interest on any overdue Principal Amount, and it shall pay interest on overdue installments of regular interest and Liquidated Damages Amount, if any (without regard to any applicable grace period).

          (b) During any six-month period from November 1 through April 30 and from May 1 through October 31, commencing May 1, 2009, the Company shall pay contingent interest ("CONTINGENT INTEREST") on the Interest Payment Date for the applicable interest period if the average Trading Price (as defined below) of the Securities during the five trading days ended on the third day immediately preceding the first day of the applicable interest period equals or exceeds 120% of the sum of the principal amount of, plus accrued and unpaid regular interest on, the Securities. On any Interest Payment Date when Contingent Interest shall be payable, the Contingent Interest payable per $1,000 principal amount of Securities will equal 0.30% per year of the average Trading Price of such $1,000 principal amount of Securities during the applicable five Trading Day reference period, payable in arrears. The Company shall notify the Holders of the Securities by press release or otherwise upon a determination that the Holders will be entitled to receive Contingent Interest with respect to any six-month interest period. The Company shall also cause notice to be mailed to the Trustee on or prior to twenty (20) days following such determination.

          The "Trading Price" of the Securities on any date of determination means the average of the secondary bid quotations per Security obtained by the Calculation Agent, which will initially be the Trustee, for $5.0 million aggregate principal amount of Securities at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers the Company selects, provided that if:

          (1) three such bids cannot reasonably be obtained by the Calculation Agent, but two such bids can reasonably be obtained, then the average of the two bids shall be used; and

          (2) only one such bid can reasonably be obtained by the Calculation Agent, that one bid shall be used.

          If the Calculation Agent cannot reasonably obtain at least one such bid, or if, in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the "Trading Price" of the Securities on any date of determination will equal (A) the applicable Conversion Rate of the Securities as of such determination date multiplied by (B) the average Closing Price of the Common Shares on the five trading days ending on such determination date.

          Section 2.15 LIQUIDATED DAMAGES AMOUNT. If a Liquidated Damages Amount is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating
(i) the amount of such Liquidated Damages Amount per $1,000 principal amount of the Notes that is payable, (ii) the reason why such Liquidated Damages Amount is payable and (iii) the date on which such Liquidated Damages Amount is payable. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Liquidated Damages Amount are payable. If the Company has paid Liquidated Damages Amount directly to the persons entitled thereto, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

          Section 2.16 CONTINGENT INTEREST. If Contingent interest is payable by the Company pursuant to Section 2.14(b) hereof, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Contingent Interest per

$1,000 principal amount of the Securities that is payable, (ii) the facts and calculations supporting the determination of such amount and (iii) the date on which such interest is payable. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Contingent Interest is payable.

                                   ARTICLE III

                            REDEMPTION AND PURCHASES

          Section 3.1   RIGHT TO REDEEM; NOTICES TO TRUSTEE.

          (a) OPTIONAL REDEMPTION. The Company, at its option, may redeem the Securities in accordance with the provisions of paragraph 5 of the Securities in whole or in part, at any time or from time to time, on or after May 1, 2009 for a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon up to but not including the Redemption Date and Liquidated Damages Amount, if any, thereon; PROVIDED that if the Redemption Date is on or after an interest record date but on or prior to the related interest payment date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record date for payment of such interest.

          (b) NOTICE TO TRUSTEE. If the Company elects to redeem Securities pursuant to this Section 3.1, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed and the Redemption Price. The Company shall give the notice to the Trustee provided for in this Section 3.1(b) by a Company Order at least 20 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

          Section 3.2 SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall select the Securities to be redeemed on a pro rata basis (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 15 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount of Securities that have denominations larger than $1,000.

          Securities and portions of them the Trustee selects shall be in Principal Amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities that have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

          Section 3.3 NOTICE OF REDEMPTION. At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

          The notice shall identify the Securities to be redeemed and shall state:

          (1)       the Redemption Date;

          (2)       the Redemption Price;

          (3)       the Conversion Price;

          (4)       the name and address of the Paying Agent and Conversion
Agent;

          (5) that Securities called for redemption may be converted at any time before the close of business on the Business Day immediately preceding the Redemption Date;

          (6) that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 8 of the Securities;

          (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price therefor, together with all accrued interest;

          (8) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers, if any, and Principal Amounts of the particular Securities to be redeemed;

          (9) that, unless the Company defaults in making payment of such Redemption Price, interest on Securities called for redemption will cease to accrue on and after the Redemption Date; and

          (10)      the CUSIP number of the Securities.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least three Business Days prior to the date by which such notice of redemption must be given to Holders in accordance with this
Section 3.3.

          Section 3.4 EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice, together with accrued interest up to but not including the Redemption Date and Liquidated Damages Amount, if any, thereon.

          Section 3.5 DEPOSIT OF REDEMPTION PRICE. Prior to 10:00 a.m. (New York City time) on the Redemption Date the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date, together with accrued interest up to but not including the Redemption Date and Liquidated Damages Amount, if any, thereon, other than Securities or portions of Securities called for redemption that on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities pursuant to Article 10. If such money is then held by the Company in trust and is not required for such purpose it shall be discharged from such trust.

          Section 3.6 SECURITIES REDEEMED IN PART. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

          Section 3.7   PURCHASE OF SECURITIES AT OPTION OF THE HOLDER.

          (a) GENERAL. Securities shall be purchased by the Company in accordance with the provisions of paragraph 6 of the Securities as of May 1, 2009, May 1, 2014 and May 1, 2019 (each, a "PURCHASE DATE") at a purchase price per Security equal to 100% of the aggregate Principal Amount of the Security (the "PURCHASE PRICE"), together with accrued interest up to but not including the Purchase Date and Liquidated Damages Amount, if any, thereon; PROVIDED that if the Purchase Date is on or after an interest record date but on or prior to the related interest payment date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record date.

          Purchases of Securities hereunder shall be made, at the option of the Holder thereof, upon:

          (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "PURCHASE NOTICE") at any time from the opening of business on the date that is 20 Business Days prior to the Purchase Date until the close of business on the fifth Business Day prior to such Purchase Date stating:

                    (A) the certificate number of the Security which the Holder will deliver to be purchased,

                    (B) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be in principal amounts at maturity of $1,000 or an integral multiple thereof,

                    (C) that such Security shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in paragraph 6 of the Securities and in this Indenture,

                    (D) if an Accounting Event has occurred and the Company has elected, pursuant to Section 3.7(b), to pay all or part of the Purchase Price in Common Shares, whether, if such portion of the Purchase Price shall ultimately become payable entirely in cash because any of the conditions to payment of the Purchase Price in Common Shares is not satisfied prior to the close of business on the relevant Purchase Date as set forth in Section 3.7(c), such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which such Purchase Notice relates (stating the expected principal amount and certificate numbers, if any, of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which such Purchase Notice relates, and

                    (E) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor, together with all accrued interest; PROVIDED, HOWEVER, that such Purchase Price, together with all accrued interest, shall be so paid pursuant to this Section 3.7 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

          If a Holder, in a Purchase Notice or a written notice of withdrawal delivered to the Paying Agent in accordance with Section 3.9, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of
Section 3.7(a)(1), such Holder shall be deemed to have elected to receive cash in respect of the entire Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such clause (D).

          The Company shall purchase from the Holder thereof, pursuant to this
Section 3.7, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 3.7 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Security.

          Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.7(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the

Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.9.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

          (b) MANNER OF PAYMENT OF PURCHASE PRICE. The Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.7(a) has been given shall be paid in U.S. legal tender ("CASH"). Notwithstanding the foregoing, upon the occurrence of an Accounting Event, the Company may elect to pay the Purchase Price of Securities, in whole or in part, in cash or Common Shares, or in any combination of cash or Common Shares.

          (c) PAYMENT OF PURCHASE PRICE IN CASH. If the Purchase Price is to be paid in cash, the Company shall deposit cash, in respect of purchases under this
Section 3.7, at the time and in the manner as provided in Section 3.10, sufficient to pay the aggregate Purchase Price of all Securities, together with all accrued interest to, but not including, the Purchase Date and Liquidated Damages Amount, if any, thereon, to be purchased pursuant to this Section 3.7.

          (d) PAYMENT OF PURCHASE PRICE IN COMMON SHARES. If an Accounting Event has occurred and the Company has elected to pay the Purchase Price of Securities, in whole or in part, in Common Shares, the Company shall issue a number of Common Shares equal to the quotient obtained by dividing (x) the portion of the Purchase Price to be paid by Common Shares by (y) the "Market Price" (as defined below) of one Common Share as determined by the Company in the Company Notice (as defined in Section 3.7(e)), subject to the next succeeding paragraph.

          The Company shall not issue fractional Common Shares in payment of the Purchase Price. Instead, the Company shall pay cash based on the Market Price for all fractional shares. It is understood that if a Holder elects to have more than one Security purchased, the number of Common Shares shall be based on the aggregate amount of Securities to be purchased.

          The Company's right to exercise its election to purchase Securities through the issuance of Common Shares shall be conditioned upon:

          (i) the occurrence of an Accounting Event;

          (ii) the Company not having given its Company Notice of an election to pay entirely in cash and its giving of a timely Company Notice of an election to purchase all or a specified percentage of the Securities with Common Shares as provided herein;

          (iii) the registration of such Common Shares under the Securities Act or the Exchange Act, in each case, if required by applicable law;

          (iv) the listing of such Common Shares on the principal national securities exchange on which the Common Shares are listed or, if the Common Shares are not then listed on a national or regional securities exchange, on the Nasdaq National Market;

          (v) any necessary qualification or registration under applicable state securities laws or the availability of an exemption therefrom; and

          (vi) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Shares are in conformity with this Indenture and (B) the Common Shares to be issued by the Company in payment of the Purchase Price in respect of the Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Purchase Price in respect of the Securities, shall be validly issued, fully paid and non-assessable and, to the best of such counsel's knowledge, free from preemptive rights, and, in the case of such Officers' Certificate, stating that the conditions above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that the conditions in clauses (iii) through (v) above have been satisfied.

          Such Officers' Certificate shall also set forth the number of Common Shares to be issued for each $1,000 principal amount and the Closing Sale Price of a single Common Share on each trading day during the period commencing on the first trading day of the period during which the Market Price is calculated and ending on the third day prior to the applicable Purchase Date. The Company may pay the Purchase Price (in whole or in part) in Common Shares only if the information necessary to calculate the Market Price is published in a daily newspaper of national circulation. If the foregoing condition and the conditions in clauses (i)-(vi) above are not satisfied prior to the close of business on the Purchase Date, and the Company has elected to purchase the Securities pursuant to this Section 3.7 through the issuance of Common Shares, the Company shall pay the entire Purchase Price of Securities in cash.

          An "Accounting Event" shall be deemed to occur if (A) the authoritative guidance promulgated by the Financial Accounting Standards Board, the SEC, or other national accounting standard setters permits the settlement of an issuer's requirement to repurchase securities at the option of a holder thereof in shares of the issuer's capital stock and expressly provides that such shares issuable in satisfaction of such repurchase obligation shall not be taken into account for purposes of computing the issuer's diluted earnings per share (unless and until such shares are actually issued), and such guidance remains in effect, or (B) the Company receives advice from a nationally recognized accounting firm that such settlement and accounting treatment are permitted.

          The "Market Price" of Common Shares on a Purchase Date means the average of the Closing Prices of the Common Shares for the five trading day period ending on the third Business Day prior to such Purchase Date (if the third Business Day prior to such Purchase Date is a trading day, or if not, then on the last trading day immediately prior to the third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of the trading days during the five trading day period and ending on such Purchase Date, of any event described in Section 10.6; subject, however, to the conditions set forth in Sections 10.7 and 10.8.

          Upon determination of the actual number of Common Shares to be issued upon redemption of Securities, the Company shall (i) disseminate a press release containing such information through any two of Reuter's Economic Services, Bloomberg Business News and Dow Jones & Company Inc. and (ii) publish such information on its web site or through such other public medium as it may use at that time.

          (e) COMPANY NOTICE. In connection with any purchase of Securities pursuant to Section 3.7, the Company shall give written notice of the Purchase Date to the Holders (the "COMPANY NOTICE"). The Company Notice shall be sent by first-class mail to the Trustee and to each Holder (and to each beneficial owner as required by applicable law) not less than 20 Business Days prior to any Purchase Date (the "COMPANY NOTICE DATE"). Each Company Notice shall include a form of Purchase Notice to be completed by a Securityholder and shall state:

          (i) the Purchase Price and the Conversion Price per $1,000 principal amount of Securities and any Securities and any adjustment thereto;

          (ii) the name and address of the Paying Agent and the Conversion
     Agent;

          (iii) if an Accounting Event has occurred, whether the Company is electing to pay the Purchase Price in cash, Common Shares or any combination thereof, specifying the applicable percentage of each;

          (iv) if an Accounting Event has occurred and the Company has elected to pay the Purchase Price, in whole or in part, in Common Shares, the Market Price;

          (v) that Securities as to which a Purchase Notice has been given may be converted if they are otherwise convertible only in accordance with
     Article 10 hereof and paragraph 8 of the Securities if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (vi) that Securities must be surrendered to the Paying Agent to collect payment;

          (vii) that the Purchase Price for, and any accrued interest on, any Security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in subclause (vi) above;

          (viii) the procedures the Holder must follow to exercise rights under
     Section 3.7 and a brief description of those rights;

          (ix) briefly, the conversion rights of the Securities;

          (x) the procedures for withdrawing a Purchase Notice (including pursuant to the terms of Section 3.9);

          (xi) that, unless the Company defaults in making payment on Securities for which a Purchase Notice has been submitted, interest on such Securities will cease to accrue on the Purchase Date; and

          (xii)the CUSIP number of the Securities.

          At the Company's request, the Trustee shall give such Company Notice in the Company's name and at the Company's expense; PROVIDED, HOWEVER, that, in all cases, the text of such Company Notice shall be prepared by the Company.

          Section 3.8 PURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON CHANGE IN CONTROL.

          (a) If at any time the Securities remain outstanding there shall have occurred a Change in Control, Securities shall be purchased by the Company, at the option of the Holder thereof, at a purchase price specified in paragraph 6 of the Securities (the "CHANGE IN CONTROL PURCHASE PRICE"), as of the date that is 45 Business Days after the occurrence of the Change in Control (the "CHANGE IN CONTROL PURCHASE DATE"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.8(c).

          A "Change in Control" shall be deemed to have occurred at such time as either of the following events shall occur:

          (i) There shall be consummated any share exchange, consolidation or merger of the Company pursuant to which the Common Shares would be converted into cash, securities or other property, in each case other than a share exchange, consolidation or merger of the Company in which the holders of the Common Shares immediately prior to the share exchange, consolidation or merger have, directly or indirectly, at least a majority of the total voting power in the aggregate of all classes of Capital Stock of the continuing or surviving corporation immediately after the share exchange, consolidation or merger; or

          (ii) There is a report filed on Schedule 13D or TO (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that any person (for the purposes of this Section 3.8 only, as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of greater than 50% of the voting power of the Common Shares then outstanding; PROVIDED, HOWEVER, that a person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act.

Notwithstanding the foregoing provisions of this Section 3.8, a Change in Control shall not be deemed to have occurred by virtue of the Company, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary, or any person holding Common Shares for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Common Shares, whether in excess of 50% or otherwise and, provided, further that a Change in Control will not be deemed to have occurred if at least 90% of the total consideration paid or exchanged for the Common Shares is in the form of common stock of the acquiror or successor entity which is traded on a national securities exchange.

          "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

          (b) Within 30 days after the occurrence of a Change in Control, the Company shall mail a written notice of the Change in Control by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Change in Control Purchase Notice to be completed by the Securityholder and shall state:

          (1) briefly, the events causing a Change in Control and the date of such Change in Control;

          (2) the date by which the Change in Control Purchase Notice pursuant to this Section 3.8 must be given;

          (3)       the Change in Control Purchase Date;

          (4)       the Change in Control Purchase Price;

          (5)       the name and address of the Paying Agent and the Conversion
Agent;

          (6)     the Conversion Price and any adjustments thereto;

          (7) that Securities as to which a Change in Control Purchase Notice has been given may be converted pursuant to Article 10 hereof only if the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

          (8) that Securities must be surrendered to the Paying Agent to collect payment;

          (9) that the Change in Control Purchase Price for any Security as to which a Change in Control Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change in Control Purchase Date and the time of surrender of such Security as described in (8);

          (10) briefly, the procedures the Holder must follow to exercise rights under this Section 3.8;

          (11)      briefly, the conversion rights of the Securities;

          (12)      the procedures for withdrawing a Change in Control Purchase
Notice;

          (13) that, unless the Company defaults in making payment of such Change in Control Purchase Price, interest on Securities surrendered for purchase by the Company will cease to accrue on and after the Change in Control Purchase Date; and

          (14)      the CUSIP number of the Securities.

          (c) A Holder may exercise its rights specified in Section 3.8(a) upon delivery of a written notice of purchase (a "CHANGE IN CONTROL PURCHASE NOTICE") to the Paying Agent at any time prior to the close of business on the fifth business day prior to the Change in Control Purchase Date, stating:

          (1) the certificate number of the Security that the Holder will deliver to be purchased;

          (2) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

          (3) that such Security shall be purchased pursuant to the terms and conditions specified in paragraph 6 of the Securities.

          The delivery of such Security to the Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; PROVIDED, HOWEVER, that such Change in Control Purchase Price shall be so paid pursuant to this Section 3.8 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

          The Company shall purchase from the Holder thereof, pursuant to this
Section 3.8, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

          Any purchase by the Company contemplated pursuant to the provisions of this Section 3.8 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change in Control Purchase Date and the time of delivery of the Security to the Paying Agent in accordance with this Section 3.8.

          Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change in Control Purchase Notice contemplated by this
Section 3.8(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.9.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

          Section 3.9 EFFECT OF PURCHASE NOTICE OR CHANGE IN CONTROL PURCHASE NOTICE. Upon receipt by the Paying Agent of the Purchase Notice or Change in Control Purchase Notice specified in Section 3.7(a) or Section 3.8(c), as applicable, the Holder of the Security in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price, together with all accrued interest to, but not including, the Purchase Date and Liquidated Damages Amount, if any, thereon, or Change in Control Purchase Price, as the case may be, with respect to such Security. Such Purchase Price, together with all accrued interest to, but not including, the Purchase Date and Liquidated Damages Amount, if any, thereon, or Change in Control Purchase Price, as the case may be, shall be paid to such Holder, subject to receipt of funds and/or securities by the Paying Agent, promptly following the later of (x) the Purchase Date or the Change in Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 3.7(a) or Section 3.8(c), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.7(a) or Section 3.8(c), as applicable. Securities in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the Holder thereof may not be converted pursuant to Article 10 hereof on or after the date of the delivery of such Purchase Notice or Change in Control Purchase Notice, as the case may be, unless such Purchase Notice or Change in Control Purchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

          A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Purchase Notice or Change in Control Purchase Notice, as the case may be, at any time prior to the close of business on the Purchase Date or the Change in Control Purchase Date, as the case may be, specifying:

          (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted,

          (2) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted, and

          (3) the Principal Amount, if any, of such Security which remains subject to the original Purchase Notice or Change in Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

          A written notice of withdrawal of a Purchase Notice shall be in the form set forth in the preceding paragraph.

          There shall be no purchase of any Securities pursuant to Section 3.7 or 3.8 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

          (b) DEPOSIT OF PURCHASE PRICE OR CHANGE IN CONTROL PURCHASE PRICE. Prior to 10:00 a.m. (local time in the City of New York) on the Business Day following the Purchase Date or the Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Purchase Price, together with all accrued interest to, but not including, the Purchase Date and Liquidated Damages Amount, if any, thereon, or Change in Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change in Control Purchase Date, as the case may be.

          Section 3.10 SECURITIES PURCHASED IN PART. Any Certificated Security that is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

          Section 3.11 COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES. When complying with the provisions of Section 3.7 or 3.8 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (i) comply in all material respects with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply in all material respects with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.7 and 3.8 to be exercised in the time and in the manner specified in Sections 3.7 and 3.8.

          Section 3.12 REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed as provided in paragraph 12 of the Securities, together with interest or dividends, if any, thereon (subject to the provisions of Section 7.1(f)), held by them for the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, and accrued interest; PROVIDED, HOWEVER, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.10 exceeds the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Change in Control Purchase Date, as the case may be, and accrued interest thereon, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon (subject to the provisions of Section 7.1(f)).

                                   ARTICLE IV

                                    COVENANTS

          Section 4.1 PAYMENT OF SECURITIES. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts to be given to the Trustee or Paying Agent shall be deposited with the Trustee or Paying Agent by 10:00 a.m. (New York City time) by the Company. Interest installments, Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price and interest, if any, due on overdue amounts shall be considered paid on the applicable date due if on such date (or, in the case of a Purchase Price or Change in Control Purchase Price, on the Business Day following the applicable Purchase Date or Change in Control Purchase Date, as the case may be) the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all such amounts then due.

          The Company shall, to the extent permitted by law, pay interest on overdue amounts at the rate per annum set forth in paragraph 1 of the Securities, compounded semiannually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall be in addition to the continued accrual of interest on the Securities.

          Section 4.2 SEC AND OTHER REPORTS. The Company shall file with the Trustee, within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements.

          In addition, the Company shall comply with the other provisions of TIA
Section 314(a).

          Section 4.3 COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2004) an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          Section 4.4 FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

          Section 4.5 MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of U.S. Bank Trust National Association, an Affiliate of the Trustee, 100 Wall Street, Suite 1600, Mail
Station: Ex-NY-Wall, New York, NY

10005, Attention: Corporate Trust Services (Reebok 2% Convertible Debentures due May 1, 2024), shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.2.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes.

          Section 4.6 DELIVERY OF CERTAIN INFORMATION. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of Common Shares delivered upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial owner of Securities or holder or beneficial owner of Common Shares, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act or any successor provisions. Whether a person is a beneficial owner shall be determined by the Company to the Company's reasonable satisfaction.

          Section 4.7 TAX TREATMENT OF SECURITIES. The Company agrees, and by purchasing a beneficial ownership interest in a Security each Holder and each Person (including an entity) that acquires a direct or indirect beneficial interest in the Securities will be deemed to have agreed (i) for United States federal income tax purposes, to treat the Securities as indebtedness of the Company that is subject to Treas. Reg. Sec. 1.1275-4 (the "CONTINGENT PAYMENT REGULATIONS"), (ii) for purposes of the Contingent Payment Regulations, to treat the fair market value of any stock beneficially received by a beneficial holder upon any conversion of the Securities as a contingent payment, (iii) to be bound by the Company's determination that the Securities are contingent payment debt instruments subject to the "noncontingent bond method" of accruing original issue discount within the meaning of the Contingent Payment Regulations with respect to the Securities, (iv) to accrue original issue discount at the comparable yield as determined by the Company and (v) to be bound by the Company's projected payment schedule with respect to the Securities. The parties hereto acknowledge that the comparable yield and the schedule of projected payments are not determined for any purpose other than for the determination of interest accruals and adjustment thereof in respect of the Securities for United States federal income tax purposes; and that the comparable yield and the schedule of projected payments do not constitute a projection or representation regarding the future stock price or the amounts payable on the Securities. For purposes of the foregoing, the Company's determination of the "comparable yield" is 4.61% per annum, compounded semiannually. A Holder of Securities may obtain the amount of original issue discount, issue date, comparable yield and projected payment schedule by submitting a written request to: Reebok International Ltd., 1895 J.W. Foster Boulevard, Canton, Massachusetts 02021,
Attn.: Office of Investor Relations.

                                    ARTICLE V

                              SUCCESSOR CORPORATION

          Section 5.1 WHEN COMPANY MAY MERGE OR TRANSFER ASSETS. The Company shall not consolidate with or merge with or into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, unless:

          (a) (1) the Company shall be the continuing corporation or (2) the person (if other than the Company) formed by such consolidation or into which the Company is merged or the person which acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety
(i) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, or (B) if such merger, consolidation or other transaction would not impair the rights of Securityholders, any other country and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

          (b) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

          (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article 5 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

          For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries (other than to the Company or another Subsidiary), which, if such assets were owned by the Company would constitute all or substantially all of the properties and assets of the Company shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

          The successor person formed by such consolidation or into which the Company is merged or the successor person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease and obligations the Company may have under a supplemental indenture pursuant to Section 10.12, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to Section 9.6, the Company, the Trustee and the successor person shall enter into a supplemental indenture to evidence the succession and substitution of such successor person and such discharge and release of the Company.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

          Section 6.1   EVENTS OF DEFAULT. An "Event of Default" occurs if:

          (1) the Company defaults in the payment of interest, if any, payable on any Security when the same becomes due and payable and such default continues for a period of 30 days after receipt by the Company of a Notice of Default;

          (2) the Company defaults in the payment of the Principal Amount, Redemption Price, Purchase Price or Change in Control Purchase Price on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise;

          (3) the Company defaults in its obligation to convert any Securities into Common Shares upon exercise of a Holder's conversion right pursuant to
Article 10 hereof and paragraph 8 of the Securities and such default continues for 10 Business Days after receipt by the Company of a Notice of Default;

          (4) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clauses (1) and (2) above) and such failure continues for 90 days after receipt by the Company of a Notice of Default;

          (5) an event of default, as defined in any indenture, including this Indenture, or instrument evidencing or under which the Company, on the date any determination shall be made under this clause (5), shall have outstanding at least $25,000,000 aggregate principal amount of Indebtedness for borrowed money (other than Non-Recourse Indebtedness), shall happen and be continuing and such event of default shall involve (x) the failure to pay the principal of or premium, if any, on such Indebtedness (or any part thereof) on the final maturity date thereof after the expiration of any applicable grace period with respect thereto, or (y) such Indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten Business Days after notice thereof shall have been given to the Company by the Trustee (if such event be known to it) or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of all of the Securities at the time outstanding; PROVIDED that, if such event of default under such indenture or instrument shall be remedied or cured by the Company or waived by the requisite holders of such indebtedness, then the Event of Default by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders; PROVIDED, FURTHER, HOWEVER, that subject to the provisions of
Section 7.1 and 7.2, the Trustee shall not be charged with knowledge of any such event of default unless written notice thereof shall have been given to the Trustee by the Company, by the holder or an agent of the holder of any such Indebtedness, by the trustee then acting under any indenture or other instrument under which such default shall have occurred, or by the Holders of not less than 25% in the aggregate principal amount of the Securities at the time outstanding;

          (6) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (7) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or make any general assignment for the benefit of creditors.

          A Default under clause (4) or (5) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (4) or (5) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

          The Company shall deliver to the Trustee, within 30 days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default under clauses (4) or (5) above, its status and what action the Company is taking or proposes to take with respect thereto.

          Section 6.2 ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 6.1(6) or (7) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the Principal Amount of all the Securities plus all accrued interest thereon through the date of declaration to be immediately due and payable. Upon such a declaration, such Principal Amount plus all accrued interest shall become and be immediately due and payable. If an Event of Default specified in Section 6.1(6) or (7) occurs and is continuing, the Principal Amount of all the Securities plus all accrued interest thereon shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Principal Amount plus all accrued interest that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          Section 6.3 OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the Principal Amount of all the Securities plus all accrued interest thereon or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

          Section 6.4 WAIVER OF PAST DEFAULTS. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (a) an Event of Default described in Section 6.1(1), 6.1(2) or 6.1(3), (b) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected or (c) a Default which constitutes a failure to convert any Security in accordance with the terms of Article 10. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 6.4 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          Section 6.5 CONTROL BY MAJORITY. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This Section 6.5 shall be in lieu of Section

316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          Section 6.6 LIMITATION ON SUITS. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

          (5) the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

          Section 6.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of interest installments, the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, due on overdue amounts in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities, and to convert the Securities in accordance with Article 10, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

          Section 6.8 COLLECTION SUIT BY TRUSTEE. If an Event of Default described in Section 6.1(1) or 6.1(2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.7.

          Section 6.9 TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether interest installments, the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, due on overdue amounts in respect of the

Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for any accrued and unpaid interest installments, the whole amount of the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, due on overdue amounts in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.7) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 6.10 PRIORITIES. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          FIRST: to the Trustee for amounts due under Section 7.7;

          SECOND: to Securityholders for amounts due and unpaid on the Securities for any accrued and unpaid interest installments, the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, due on overdue amounts in respect of the Securities, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

          THIRD: the balance, if any, to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

          Section 6.11 UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
6.7 or a suit by Holders of more than 10% in aggregate Principal Amount of the Securities at the time outstanding. This Section 6.11 shall be in lieu of
Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          Section 6.12 WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of any interest installment, the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, due on overdue amounts in respect of the securities, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VII

                                     TRUSTEE

          Section 7.1   DUTIES OF TRUSTEE.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b)       Except during the continuance of an Event of Default:

          (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein. This Section 7.1(b) shall be in lieu of Section 3.15(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1)       this paragraph (c) does not limit the effect of paragraph
(b) of this Section 7.1;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

Subparagraphs (c)(1), (2) and (3) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1), 315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.1.

          (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

          Section 7.2 RIGHTS OF TRUSTEE. Subject to its duties and responsibilities under the TIA,

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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

          (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

          (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

          (e) the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

          (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

          (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be

                                       43
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enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

          (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          Section 7.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          Section 7.4 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

          Section 7.5 NOTICE OF DEFAULTS. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Securityholder notice of the Default within 90 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Sections 6.1(1) and 6.1(2), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders. The second sentence of this Section 7.5 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer of the Trustee has received written notice of such Default.

          Section 7.6 REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting thereof.

          Section 7.7   COMPENSATION AND INDEMNITY. The Company agrees:

          (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) to reimburse the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

          (c) to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including attorney's fees and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay interest installments, the Principal Amount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, due on overdue amounts, as the case may be, in respect of any Securities.

          The Company's payment obligations pursuant to this Section 7.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(6), the expenses, including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any bankruptcy law.

          Section 7.8 REPLACEMENT OF TRUSTEE. The Trustee may resign by so notifying the Company; PROVIDED, HOWEVER, that no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 7.8. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

          (1)       the Trustee fails to comply with Section 7.10;

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          (2)       the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or public officer takes charge of the Trustee or its property; or

          (4)       the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 7.7.

          If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Section 7.9 SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets (including the administration of the trust created by this Indenture) to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          Section 7.10 ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

          Section 7.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

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

                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

          Section 8.1 DISCHARGE OF LIABILITY ON SECURITIES. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 7.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

          Section 8.2 REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, as applicable, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE IX

                                   AMENDMENTS

          Section 9.1 WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder, so long as such changes, other than those in clause (2), do not materially and adversely affect the interests of the Securityholder:

          (1)       to cure any ambiguity, omission, defect or inconsistency;

          (2)       to comply with Article 5 or Section 10.12;

          (3) to secure the Company's obligations under the Securities and this Indenture;

          (4) to add to the Company's covenants for the benefit of the Securityholders or to surrender any right or power conferred upon the Company; or

          (5) to make any change necessary for the registration of the Securities under the Securities Act or to comply with the TIA, or any amendment thereto, or to

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

comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA.

          Section 9.2 WITH CONSENT OF HOLDERS. With the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding, the Company and the Trustee may amend this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment to this Indenture or the Securities may not:

          (1) change the record or payment dates for interest installments, or reduce the rate of interest referred to in paragraph 1 of the Securities, or extend the time for payment of interest on any Security;

          (2) reduce the Principal Amount or extend the Stated Maturity of any Security;

          (3) reduce the Redemption Price, Purchase Price or Change in Control Purchase Price of any Security;

          (4) make any Security payable in money or securities other than that stated in the Security;

          (5) make any change in Section 6.4, Section 6.7 or this Section 9.2, except to increase any percentage set forth therein;

          (6) make any change that adversely affects the right to convert any Security;

          (7) make any change that adversely affects the right to require the Company to purchase the Securities in accordance with the terms thereof and this Indenture;

          (8) impair a Holder's right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities; or

          (9) reduce the percentage of the aggregate principal amount of the Securities necessary to waive or amend provisions of the Indenture or the Securities.

          It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section 9.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

          Section 9.3 COMPLIANCE WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

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          Section 9.4   REVOCATION AND EFFECT OF CONSENTS, WAIVERS AND ACTIONS.
Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

          Section 9.5 NOTATION ON OR EXCHANGE OF SECURITIES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

          Section 9.6 TRUSTEE TO SIGN SUPPLEMENTAL INDENTURES. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture the Trustee shall receive, and (subject to the provisions of Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

          Section 9.7 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                    ARTICLE X

                                   CONVERSIONS

          Section 10.1  CONVERSION PRIVILEGE.

          (a) Subject to the further provisions of this Article 10 and paragraph 8 of the Securities, a Holder of a Security may convert the principal amount of such Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into Common Shares on any Business Day, if the average of the Closing Prices of our Common Shares for the immediately preceding twenty consecutive trading day period is more than 125% of the average of the Effective Conversion Prices of our

Common Shares during such twenty trading day period (the "CLOSING PRICE CONDITION"), subject to the exceptions provided below; provided, however, that, if such Security is called for redemption or submitted or presented for purchase pursuant to Article 3, such conversion right shall terminate at the close of business on the Business Day immediately preceding the Redemption Date or Change in Control Purchase Date, as the case may be, for such Security or such earlier date as the Holder presents such Security for redemption or for purchase (unless the Company shall default in making the redemption payment or Change in Control Purchase Price payment when due, in which case the conversion right shall not apply following the close of business on the date such default is cured and such Security is redeemed or purchased, as the case may be). The number of Common Shares deliverable upon conversion of a Security is determined by dividing (x) the Principal Amount of the Security, or the portion thereof being converted, by
(y) the Conversion Price in effect on the Conversion Date. The "Conversion Price" at any particular time is the Conversion Price determined by dividing $1,000 by the then-applicable Conversion Rate. The initial Conversion Price and the Conversion Rate shall be that set forth in paragraph 8 of the Securities.

          The "Effective Conversion Price" per Common Share means (1) until May 1, 2009, $1,000 principal amount of Securities and (2) thereafter, the Principal Amount of, plus accrued and unpaid regular interest on, $1,000 principal amount of Securities, in each case divided by the Conversion Rate.

          Holders will not receive any cash payment representing accrued and unpaid interest or Liquidated Damages Amount, if any, upon conversion of a Security. Accrued and unpaid interest and Liquidated Damages Amount, if any, on such Securities shall be deemed paid in full rather than canceled, extinguished or forfeited. The Company will not adjust the Conversion Rate to account for accrued interest, if any.

          A Holder may convert a portion of the Principal Amount of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

          A Holder of Securities is not entitled to any rights of a holder of Common Shares until such Holder has converted its Securities to Common Shares, and only to the extent such Securities are deemed to have been converted into Common Shares pursuant to this Article 10.

          (b)       Even if the Closing Price Condition is not satisfied,

          (1) if during any five consecutive trading day period, the average of the Sale Prices for the Securities for that five consecutive trading day period was less than 96% of the average of the Conversion Values (as defined below) for the Securities during that period, a holder may surrender Securities for conversion at any time during the following five business days; provided, however, that if on any Conversion Date on which a Security is surrendered for conversion based on the condition described in this paragraph that is on or after May 1, 2019, the closing price of the Common Shares on the trading day before the Conversion Date is greater than 100% of the Effective Conversion Price and less than 125% of the Effective Conversion Price, then holders surrendering Securities for conversion will receive, at the option of the Company, in lieu of Common Shares based on the then applicable Conversion Rate, cash or Common Shares with a value equal to the principal amount of the Securities being converted (a "PRINCIPAL VALUE CONVERSION"). Common Shares delivered upon a Principal Value Conversion will be valued at the Closing Price on the Conversion Date. The Company shall deliver Common Shares upon a Principal Value conversion no later than the third business day following the determination of the closing price;

          The Conversion Agent will determine whether the Securities are convertible pursuant to this Section 10.1(b)(1) only after being instructed to do so by the Company. The Company has no obligation to so instruct the Conversion Agent unless a Holder provides the Company with reasonable evidence that the provisions of this Section 10.1(b)(1) have been satisfied. If such reasonable evidence is so presented, the Company shall instruct the Conversion Agent to determine the Sale Prices and Conversion Values for the applicable period.

          "Sale Price" of the Securities on any date of determination means, on any date of determination, the average of the secondary bid quotations per Security obtained by the Conversion Agent for $5.0 million aggregate principal amount of Securities at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers the Company Selects, provided that if:

          (i) three such bids cannot reasonably be obtained by the Conversion Agent, but two such bids can reasonably be obtained, then the average of the two bids shall be used; and

          (ii) only one such bid can reasonably be obtained by the Conversion Agent, that one bid shall be used.

          If the Conversion Agent cannot reasonably obtain at least one such bid, or if, in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the "Sale Price" of the Securities on any date of determination shall be deemed to be less than 96% of the Conversion Values of the Securities during that period.

          (2) if the credit ratings on the Securities are downgraded by Moody's Investors Service, Inc. to or below "Ba2," and by Standard and Poor's Rating Services to or below "BB+," respectively, then, so long as such downgrades are in effect, Holders may surrender their Securities for conversion into Common Shares;

          (3) a Holder may surrender for conversion a Security that has been called for redemption pursuant to Section 3.1 at any time prior to close of business on the business day prior to the Redemption Date;

          (4)       in the event that the Company declares:

          (A) a dividend or distribution of any rights or warrants to all holders of Common Shares entitling them to subscribe for or purchase, for a period expiring within 60 days, Common Shares at a price per share less than the Current Market Price per share, or

          (B) a dividend or distribution of cash, debt securities (or other evidences of indebtedness), or other assets (excluding dividends or distributions for which Conversion Rate adjustment is required to be made under
Section 10.6(a) or Section 10.6(b) below), where the fair market value of such dividend or distribution, together with all other such dividends and distributions within the preceding twelve months, has a per share value exceeding 10% of the Current Market Price of the Common Shares as of the trading day immediately preceding the declaration date for such dividend or distribution, then the Securities may be surrendered for conversion beginning on the date the Company gives notice to the Holders of such right, which shall not be less than 20 days prior to the ex-dividend date for such dividend or distribution and Securities may be surrendered for conversion at any time until the earlier of the close of business on the Business Day prior to the ex-dividend date of our announcement that such distribution will not take place. No adjustment to the ability of the holders to convert will be made if the holders are entitled to participate in the distribution without conversion, and

          (5) in the event that the Company is a party to a consolidation, merger, transfer or lease of all or substantially all of its assets or a merger that reclassifies or changes the Common Shares pursuant to which our common stock would be converted into cash, securities or other assets, the Securities may be surrendered for conversion at any time from or after the date which is 15 days prior to the anticipated effective time of the transaction until 15 days after the actual date of such transaction.

          Section 10.2 CONVERSION PROCEDURE. To convert a Security, a Holder must satisfy the requirements in paragraph 8 of the Securities. The first Business Day on which the Holder satisfies all those requirements is the conversion date (the "CONVERSION DATE").

          As soon as practicable after the Conversion Date, the Company shall deliver to the Holder, through the Conversion Agent, a certificate for the number of full Common Shares deliverable upon the conversion or exchange and cash in lieu of any fractional share determined pursuant to Section 10.3; provided that, in case of a Principal Value Conversion pursuant to Section 10.1(b)(1), the Company shall deliver such Common Shares or cash pursuant to
Section 10.3 not later than three Business Days following the Conversion Date. The person in whose name the certificate is registered shall be treated as a shareholder of record on and after the next Business Day following the Conversion Date. Upon conversion of a Security, such person shall no longer be a Holder of such Security. No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Shares except as provided in this Article 10.

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

          If any Holder surrenders a Security for conversion (in whole or in part) during the period from the close of business on any regular record date for the payment of an installment of interest to the opening of business on the next succeeding interest payment date, then such Security so surrendered shall be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the Principal Amount of such Security then being converted, and such interest installment shall be payable to such registered Holder notwithstanding the conversion of the Security, subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company. If the Company defaults in the payment of interest payable on such interest payment date, the Company shall promptly repay such funds to such Holder.

          Nothing in this Section 10.2 shall affect the right of a Holder in whose name any Security is registered at the close of business on a record date to receive the interest payable on such Security on the related interest payment date in accordance with the terms of this Indenture and the Securities. If the Holder converts more than one Security at the same time, the number of Common Shares deliverable upon the conversion shall be based on the total Principal Amount of the Securities converted.

          If the last day on which a Security may be converted is a Legal Holiday, the Security may be surrendered on the next succeeding day that is not a Legal Holiday.

          Upon surrender of a Security that is converted in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount to the unconverted portion of the Security surrendered.

          A Security in respect of which a Holder has delivered a Purchase Notice pursuant to Section 3.7 or a Change in Control Purchase Notice pursuant to Section 3.8 exercising the option of such Holder to require the Company to purchase such Security may be converted only if such Purchase Notice or Change in Control Purchase Notice is withdrawn by a written notice of withdrawal complying in all respects with each of the provisions of this Indenture relating to such notice and delivered to the Paying Agent prior to the close of business on the Purchase Date or Change in Control Purchase Date, as the case may be.

          Section 10.3 FRACTIONAL SHARES. Securityholders will not receive a fractional share upon conversion of a Security. Instead, the Holder will receive cash for the current market value of the fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Sale Price, on the last trading day prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent.

          Section 10.4 TAXES ON CONVERSION. If a Holder submits a Security for conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Shares upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the Common Shares to be delivered in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Shares being delivered in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be delivered in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

          Section 10.5 COMPANY TO PROVIDE STOCK. All Common Shares delivered upon conversion of the Securities shall be duly and validly issued and fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim. The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of Common Shares upon conversion of Securities, if any, and will list or cause to have quoted such Common Shares on each national securities exchange or in the over-the-counter market or such other market on which the Common Shares are then listed or quoted.

          Section 10.6 ADJUSTMENT OF CONVERSION RATE. The Conversion Rate shall be adjusted from time to time by the Company as follows:

          (a) In case the Company shall (1) pay a dividend on its Common Shares in Common Shares, (2) make a distribution on its Common Shares in Common Shares,
(3) subdivide its outstanding Common Shares into a greater number of shares, or
(4) combine its outstanding Common Shares into a smaller number of shares, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to such event by a fraction of which the numerator shall be the number of Common Shares outstanding immediately after such event and the denominator of which shall be the number of Common Shares outstanding immediately prior to such event. An adjustment made pursuant to this subsection
(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

          (b) In case the Company shall issue rights or warrants (other than pursuant to a Rights Plan) to all or substantially all holders of its Common Shares entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price per share (or having a conversion price per share) less than the Closing Price per share of Common Shares on the Business Day immediately prior to the date of announcement of such issuance, the Conversion Rate in effect shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to such announcement by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date of announcement plus the number of additional Common Shares offered (or into which the convertible securities so offered are convertible), and the denominator of which shall be the number of Common Shares outstanding at the close of business on the date of announcement plus the number of shares which the aggregate offering price of the total number of Common Shares so offered (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of Common Shares issuable upon conversion of such convertible securities by the conversion price per Common Share pursuant to the terms of such convertible securities) would purchase at the Current Market Price per Common Share on the Business Day immediately preceding the date of announcement of such issuance. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective on the day following the date of announcement of such issuance. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Rate shall be immediately readjusted to what it would have been based upon the number of additional Common Shares actually issued (or the number of Common Shares issuable upon conversion of convertible securities actually issued).

          (c) In case the Company shall distribute to all or substantially all holders of its Common Shares any shares of Capital Stock of the Company (other than Common Shares), Extraordinary Cash Dividends or any evidences of indebtedness or other non-cash assets (including securities of any person other than the Company but excluding dividends or distributions referred to in subsection (a) of this Section 10.6), or shall distribute to all or substantially all holders of its Common Shares rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants referred to in subsection (b) of this Section 10.6 and also excluding the distribution of rights to all holders of Common Shares pursuant to the adoption of a Rights Plan or the detachment of such rights under the terms of such Rights
Plan), then in each such case the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to such distribution by a fraction of which the numerator shall be the Current Market Price per Common Share on the record date mentioned below and the denominator shall be the Current Market Price per Common Share on such record date less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of the portion of the Capital Stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one Common Share (determined on the basis of the number of Common Shares outstanding on the record date). Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

          In the event the then fair market value (as so determined) of the portion of the Capital Stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one Common Share is equal to or greater than the Current Market Price per Common Share on such record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of a Security shall have the right to receive upon conversion the amount of Capital Stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants such holder would have received had such holder converted each Security on such record date. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this
Section 10.6 by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Shares.

          Upon conversion of the Securities into Common Shares, to the extent that a Rights Plan is in effect upon such conversion, the holders of Securities will receive, in addition to the Common Shares, the rights described therein (whether or not the rights have separated from the Common Shares at the time of conversion), subject to the limitations set forth in the Rights Plan. Any distribution of rights or warrants pursuant to a Rights Plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants pursuant to this
Article 10.

          Rights or warrants distributed by the Company to all holders of Common Shares entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (i) are deemed to be transferred with such Common Shares;
(ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Shares, shall be deemed not to have been distributed for purposes of this Section 10.6 (and no adjustment to the Conversion Rate under this 10.6 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 10.6. If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this
Section 10.6 was made, (1) in the case of any such rights or warrants, all of which shall have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

          (d) In case the Company shall distribute a Regular Cash Dividend (a "TRIGGERING DISTRIBUTION") to all or substantially all holders of its Common Shares in excess of $0.15 in the aggregate in any semi-annual period, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying such Conversion Rate in effect on the Business Day immediately preceding the record date for such Triggering Distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Shares on the determination date, and the denominator shall be the Current Market Price per share of the Common Shares on the determination date less the aggregate amount by which the cash so distributed applicable to one share of the Common Shares (determined on the basis of the number of Common Shares outstanding on the determination date) exceeds $0.15 in the aggregate in any semi-annual period, such increase to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid. It is expressly understood that a stock buyback, repurchase or similar transaction or program shall in no event be considered a Triggering Distribution for purposes of this Section 10.6(d) or Section 10.6(e).

          (e) In case the Company or any of its Subsidiaries shall purchase any of the Company's Common Shares (excluding stock options) by means of a tender offer, other than an odd-lot offer by the Company or any of its Subsidiaries, then, effective immediately prior to the opening of business on the day after the last date (the "EXPIRATION DATE") tenders could have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the "EXPIRATION TIME"), the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the close of business on the Expiration Date by a fraction of which the numerator shall be the sum of (x) the aggregate consideration (determined as set forth below) payable to stockholders of the Company based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of Common Shares outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) immediately after the Expiration Time and the Current Market Price per share of the Common Shares (as determined in accordance with subsection (f) of this Section 10.6), and the denominator shall be the product of the number of Common Shares outstanding (including Purchased Shares but excluding any shares held in the treasury of the Company) immediately prior to the Expiration Time multiplied by the Current Market Price per share of the Common Shares (as determined in accordance with subsection (f) of this Section 10.6). For purposes of this
Section 10.6(e), the aggregate consideration in any such tender offer shall equal the sum of the aggregate amount of cash consideration and the aggregate fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in such tender offer. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the

Conversion Rate which would have been in effect based upon the number of shares actually purchased. If the application of this Section 10.6(e) to any tender offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer under this Section 10.6(e). For purposes of this
Section 10.6(e), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

          (f) For the purpose of any computation under subsections (b), (c) and
(d) of this Section 10.6, the current market price (the "CURRENT MARKET PRICE") per share of Common Shares on any date shall be deemed to be the average of the daily Closing Prices for the five (5) consecutive Trading Days commencing six
(6) Trading Days before the date on which Common Shares traded on such date settles regular-way on the record date with respect to distributions, issuances or other events requiring such computation under subsection (b), (c) or (d) of this Section 10.6. For purposes of any computation under subsection (e) of this
Section 10.6, the Current Market Price per share of Common Shares shall be deemed to be the average of the daily Closing Prices for the five (5) consecutive Trading Days commencing on the Trading Day next succeeding the Expiration Date.

          (g) In any case in which this Section 10.6 shall require that an adjustment be made following a record date, an announcement date or a determination date or Expiration Date, as the case may be, established for purposes of this Section 10.6, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 10.9) issuing to the Holder of any Security converted after such record date or announcement date or determination date or Expiration Date the Common Shares and other Capital Stock of the Company issuable upon such conversion over and above the Common Shares and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Rate prior to adjustment; and, in lieu of the shares the issuance of which is so defined, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares. If any distribution in respect of which an adjustment to the Conversion Rate is required to be made as of the record date or announcement date or determination date or Expiration Date therefor is not thereafter made or paid by the Company for any reason, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect if such record date had not been fixed or such announcement date or effective date or determination date or Expiration Date had not occurred.

          (h) No adjustment shall be made pursuant to this Section 10.6 if the Holders may participate in the transaction that would otherwise give rise to an adjustment pursuant to this Section 10.6.

          Section 10.7 WHEN ADJUSTMENT MAY BE DEFERRED. No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

          All calculations under this Article 10 shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

          Section 10.8 WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for a transaction referred to in Section 10.6 or 10.12 if Securityholders are to participate in the transaction without conversion on a basis and with notice that the Board of Directors of the Company determines to be fair and appropriate in light of the basis and notice on which holders of Common Shares participate in the transaction. No adjustment need be made for rights to purchase Common Shares pursuant to the Company plan for reinvestment of dividends or interest.

          No adjustment need be made for a change in the par value or no par value of the Common Shares.

          To the extent the Securities become convertible pursuant to this
Article 10 in whole or in part into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

          Section 10.9 NOTICE OF ADJUSTMENT. Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

          Section 10.10 VOLUNTARY DECREASE. The Company from time to time may decrease the Conversion Rate by any amount for any period of time. Whenever the Conversion Rate is decreased, the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice of the decrease. The Company shall mail the notice at least 15 days before the date the decreased Conversion Rate takes effect. The notice shall state the decreased Conversion Rate and the period it will be in effect. A voluntary decrease of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of this Section 10.

          Section 10.11 NOTICE OF CERTAIN TRANSACTIONS. If:

          (1) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 10.6 (unless no adjustment is to occur pursuant to Section 10.8); or

          (2) the Company takes any action that would require a supplemental indenture pursuant to Section 10.12; or

          (3)       there is a liquidation or dissolution of the Company;

then the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

          Section 10.12 REORGANIZATION OF THE COMPANY; SPECIAL DISTRIBUTIONS. If the Company is a party to a transaction subject to Section 5.1 (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Shares immediately prior to such transaction do not receive securities, cash or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes its outstanding Common Shares, the person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor to the Company, that issuer shall join in the supplemental indenture.

          The supplemental indenture shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article 10. The Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

          If this Section applies, Section 10.6 does not apply.

          If the Company makes a distribution to all holders of its Common Shares of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of the last paragraph of Section 10.8, would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 10.8, then, from and after the record date for determining the holders of Common Shares entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Shares into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Common Shares entitled to receive the distribution.

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

          Section 10.13 COMPANY DETERMINATION FINAL. Any determination that the Company or its Board of Directors must make pursuant to Section 10.3, 10.6, 10.7, 10.8, 10.12 or 10.15 is conclusive, absent manifest error.

          Section 10.14 TRUSTEE'S ADJUSTMENT DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article 10 should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 10.12 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets delivered upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article 10. Each Conversion Agent shall have the same protection under this
Section 10.14 as the Trustee. Unless and until the Trustee receives a certificate from the Company setting forth the particulars of an adjustment under this Article 10, the Trustee may assume without inquiry that no such adjustment has been, or is required to be, made.

          Section 10.15 SIMULTANEOUS ADJUSTMENTS. In the event that this Article 10 requires adjustments to the Conversion Rate under more than one circumstance set forth in Sections 10.6 and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying the provisions of Section 10.6.

          Section 10.16 SUCCESSIVE ADJUSTMENTS. After an adjustment to the Conversion Rate under this Article 10, any subsequent event requiring an adjustment under this Article 10 shall cause an adjustment to the Conversion Rate as so adjusted.

                                   ARTICLE XI

                                  MISCELLANEOUS

          Section 11.1 TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          Section 11.2 NOTICES. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

          if to the Company, to:

          Reebok International Ltd.
          1895 J.W. Foster Boulevard
          Canton, Massachusetts 02021
          Attn: David A. Pace
          Facsimile No.: (781) 401-4780
          in either case, with a copy to:

          Ropes & Gray LLP
          One International Place
          Boston, Massachusetts 02110-2624
          Attn: Keith F. Higgins, Esq.
          Facsimile No.: (617) 951-7050

          if to the Trustee, to:

          U.S. Bank National Association
          One Federal Street, 3rd Floor
          Boston, Massachusetts 02110
          Attn: Corporate Trust Services
          (Reebok 2% Convertible Debentures due
          May 1, 2024)
          Facsimile No.: (617) 603-6668

          The Company or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

          If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

          Section 11.3 COMMUNICATION BY HOLDERS WITH OTHER HOLDERS. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

          Section 11.4 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Section 11.5 STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

          (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement that, in the opinion of such person, such covenant or condition has been complied with.

          Section 11.6 SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 11.7 RULES BY TRUSTEE, PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

          Section 11.8 LEGAL HOLIDAYS. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest, if any, shall accrue for the intervening period.

          Section 11.9 GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES.

          Section 11.10 NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          Section 11.11 SUCCESSORS. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

          Section 11.12 MULTIPLE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

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

          IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                     REEBOK INTERNATIONAL LTD.


                                     By: /s/ Paul B. Fireman
                                        -----------------------------------
                                        Name: Paul B. Fireman
                                        Title: Chief Executive Officer and
                                     Chairman of the Board

                                     U.S. BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                     By: /s/ John A. Brennan
                                        -----------------------------------
                                         Name: John A. Brennan
                                         Title: Trust Officer

                                                                     EXHIBIT A-1

          FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE ISSUE PRICE OF EACH SECURITY IS $1,000 PER $1,000 OF PRINCIPAL AMOUNT, THE ISSUE DATE IS APRIL 30, 2004 AND THE COMPARABLE YIELD IS 4.61% PER ANNUM. U.S. HOLDERS OF THIS SECURITY MAY OBTAIN THE PROJECTED PAYMENT SCHEDULE FOR THIS SECURITY BY SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO: REEBOK INTERNATIONAL LTD., 1895 J.W. FOSTER BOULEVARD, CANTON, MASSACHUSETTS 02021,
ATTN.: OFFICE OF INVESTOR RELATIONS.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO REEBOK INTERNATIONAL LTD. (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

          THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY, AND THE COMMON SHARES DELIVERABLE UPON CONVERSION OF THIS SECURITY OR UPON PURCHASE OF THIS SECURITY BY THE COMPANY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                                      B-1-1

          THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
(A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN A TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN EACH OF CASES
(I) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

          THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.

                                      B-1-2

                            REEBOK INTERNATIONAL LTD.

                    2% Convertible Debentures due May 1, 2024

No.:  1                                        CUSIP: 758110AF7

Issue Date: April 30, 2004                     Principal Amount: $350,000,000

          REEBOK INTERNATIONAL LTD., a Massachusetts corporation, promises to pay to Cede & Co. or registered assigns, the Principal Amount of Three hundred and fifty million dollars ($350,000,000), on May 1, 2024, subject to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. This Security is convertible as specified on the other side of this Security.

          Interest Payment Dates: May 1 and November 1, commencing November 1, 2004.

          Record Dates: April 15 and October 15, commencing October 15, 2004.

Dated: April 30, 2004

                                       REEBOK INTERNATIONAL LTD.


                                       By:/s/ Paul B. Fireman
                                          -------------------
                                          Name: Paul B. Fireman
                                          Title: Chief Executive Officer and
                                       Chairman of the Board

                                      B-1-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          U.S. BANK NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.


By: /s/ John A Brennan
    ------------------
   John A Brennan
   Authorized Signatory

Dated: April 30, 2004

                                      B-1-4

                            REEBOK INTERNATIONAL LTD.

                    2% Convertible Debentures due May 1, 2024

1.   INTEREST.

          This Security shall accrue regular interest at a rate of 2% per annum. The Company promises to pay regular interest on the Securities in cash semiannually in arrears on each May 1 and November 1, commencing November 1, 2004 through May 1, 2009, to Holders of record on the immediately preceding April 15 and October 15, respectively. After May 1, 2009, the Company will not pay regular interest on the Securities prior to maturity. Regular interest on the Securities will accrue at a rate of 2%, compounded semiannually and is payable upon redemption, repurchase or final maturity. Interest will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from April 30, 2004, until the Principal Amount is paid or duly made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay regular interest on any overdue Principal Amount, and it shall pay regular interest on overdue installments of interest and Liquidated Damages Amount, if any (without regard to any applicable grace period).

          During any six month period from November 1 through April 30 and from May 1 through October 31, commencing May 1, 2009, the Company shall pay contingent interest ("CONTINGENT INTEREST") on this Security on the Interest Payment Date for the applicable six-month period if the average Trading Price (as defined below) of the Securities during the five trading days ended on the third day immediately preceding the first day of the applicable interest period equals or exceeds 120% of the sum of the principal amount of, plus accrued and unpaid regular interest on, the Securities. On any Interest Payment Date when Contingent Interest shall be payable, the Contingent Interest payable per $1,000 principal amount of Securities will equal 0.30% per year of the average Trading Price of such $1,000 principal amount of Securities during the applicable five Trading Day reference period, payable in arrears. The Company shall notify the Holders of the Securities by press release or otherwise upon a determination that the Holders will be entitled to receive Contingent Interest with respect to any six-month interest period. The Company shall also cause notice to be mailed to the Trustee on or prior to twenty (20) days following such determination.

          The "Trading Price" of the Securities on any date of determination means the average of the secondary bid quotations per Security obtained by the Calculation Agent for $5.0 million aggregate principal amount of Securities at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers the Company selects, provided that if:

          (1) three such bids cannot reasonably be obtained by the Calculation Agent, but two such bids are obtained, then the average of the two bids shall be used; and

                                      B-1-5

          (2) if only one such bid can reasonably be obtained by the Calculation Agent, that one bid shall be used;

          If the Calculation Agent cannot reasonably obtain at least one such bid, or, if, in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the "Trading Price" of the Securities on any date of determination will equal (A) the applicable Conversion Rate of the Securities as of such determination date multiplied by (B) the average Closing Price (as such term is defined in the Indenture) of the Common Shares on the five trading days ending on such determination date.

2.   METHOD OF PAYMENT.

          The Company will pay interest on this Security (except defaulted interest) to the Person who is the registered Holder of this Security at the close of business on April 15 or October 15, as the case may be, next preceding the related interest payment date. Subject to the terms and conditions of the Indenture, the Company will make payments in respect of the Redemption Price, Purchase Price, Change in Control Purchase Price and the Principal Amount at Stated Maturity, as the case may be, to the Holder who surrenders a Security to a Paying Agent to collect such payments in respect of the Security. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay interest, the Redemption Price, Purchase Price, Change in Control Purchase Price and the Principal Amount at Stated Maturity, as the case may be, by check or wire payable in such money; PROVIDED, HOWEVER, that a Holder holding Securities with an aggregate Principal Amount in excess of $2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder. The Company may mail an interest check to the Holder's registered address. Notwithstanding the foregoing, so long as this Security is registered in the name of a Depositary or its nominee, all payments hereon shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee.

3.   PAYING AGENT, CONVERSION AGENT, CALCULATION AGENT AND REGISTRAR.

          Initially, U.S. Bank National Association (the "TRUSTEE") will act as Paying Agent, Conversion Agent, Calculation Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Calculation Agent or Registrar without notice, other than notice to the Trustee; provided that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Calculation Agent or Registrar.

4.   INDENTURE.

          The Company issued the Securities under an Indenture dated as of April 30, 2004 (the "INDENTURE"), between the Company and the Trustee. The terms of the

                                      B-1-6

Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

          The Securities are general unsecured obligations of the Company limited to $350,000,000 aggregate Principal Amount subject to Section 2.7 of the Indenture. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5.   REDEMPTION AT THE OPTION OF THE COMPANY.

          No sinking fund is provided for the Securities. The Securities are not redeemable prior to May 1, 2009. Beginning on May 1, 2009 the Securities are redeemable in whole or in part, at any time or from time to time for a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest up to but not including the Redemption Date and Liquidated Damages Amount, if any, thereon; PROVIDED that, if the Redemption Date is on or after an interest record date but on or prior to the related interest payment date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record date.

6.   PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER.

          Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, all or any portion of the Securities held by such Holder, in any integral multiple of $1,000, on May 1, 2009, May 1, 2014 and May 1, 2019 (each, a "PURCHASE DATE") at a purchase price per Security equal to 100% of the aggregate Principal Amount of the Security (the "PURCHASE PRICE"), together with accrued and unpaid interest up to but not including the Purchase Date and Liquidated Damages Amount, if any, thereon (provided that, if the Purchase Date is on or after an interest record date but on or prior to the related interest payment date, interest will be payable to the Holders in whose names the Securities are registered at the close of business on the relevant record date) upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is 20 Business Days prior to such Purchase Date until the close of business on the fifth Business Day prior to such Purchase Date, and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture. The Company shall be required to pay the Purchase Price in cash, provided, however that if an Accounting Event (as defined in the Indenture) has occurred, the Company may elect to pay the Purchase Price in cash or Common Shares valued at Market Price (as such term is defined in the Indenture) or a combination thereof.

          At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase the Securities held by such Holder 45 Business Days after the occurrence of a Change in Control of the Company for a Change in Control Purchase Price equal to 100% of the Principal Amount thereof plus

                                      B-1-7
accrued and unpaid interest up to but not including the Change in Control Purchase Date and Liquidated Damages Amount, if any, thereon, which Change in Control Purchase Price shall be paid in cash.

          Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

          If cash sufficient to pay the Purchase Price or Change in Control Purchase Price, as the case may be, and accrued and unpaid interest and Liquidated Damages Amount, if any, of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Business Day following the Purchase Date or the Change in Control Purchase Date, interest ceases to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Change in Control Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, upon surrender of such Security.

7.   NOTICE OF REDEMPTION.

          Notice of redemption pursuant to paragraph 5 of this Security will be mailed at least 15 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date interest ceases to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 of Principal Amount may be redeemed in part but only in integral multiples of $1,000 of Principal Amount.

8.   CONVERSION.

          A Holder of a Security may convert the principal amount of such Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into Common Shares on any Business Day, subject to the conditions set forth in Section 10.1 of the Indenture; provided, however, that, if such Security is called for redemption or subject to purchase upon a Change in Control or upon exercise of the purchase right described in paragraph 6 above, the conversion right will terminate at the close of business on the Business Day immediately preceding the Redemption Date the Change in Control Purchase Date or a Purchase Date, as the case may be, for such Security or such earlier date as the Holder presents such Security for redemption or purchase (unless the Company shall default in paying the redemption payment, Change in Control Purchase Price or a Purchase Price, as the case may be, when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is redeemed or purchased, as the case may be).

                                      B-1-8

          The initial conversion price is approximately $51.2594. The initial Conversion Rate is 19.5086 Common Shares per $1,000 principal amount of Securities. The number of Common Shares deliverable upon conversion of a Security is determined by dividing (x) the Principal Amount of the Security, or the portion thereof being converted, by (y) the Effective Conversion Price in effect on the Conversion Date.

          The "Effective Conversion Price" per Common Share means (1) until May 1, 2009, $1,000 principal amount of Securities and (2) thereafter, the Principal Amount of, plus accrued and unpaid regular interest on $1,000 principal amount of Securities, in each case divided by Conversion Rate.

          A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

          To surrender a Security for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents, if required by the Conversion Agent, (4) pay any transfer or similar tax, if required and (5) in the case of a conversion pursuant to section 10.1(b)(1) of the Indenture, provide the Company with reasonable evidence that the conditions to such conversion have been satisfied.

9.   DENOMINATIONS; TRANSFER; EXCHANGE.

          The Securities are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or a Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

10.  PERSONS DEEMED OWNERS.

          The registered Holder of this Security may be treated as the owner of this Security for all purposes.

                                      B-1-9

11.  UNCLAIMED MONEY OR SECURITIES.

          The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company, for payment as general creditors unless an applicable abandoned property law designates another person.

12.  AMENDMENT; WAIVER.

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities so long as such changes, other than those in clause (ii), do not materially and adversely affect the interest of Securityholders (i) to cure any ambiguity, omission, defect or inconsistency,
(ii) to comply with Article 5 or Section 10.14 of the Indenture, (iii) to add to the covenants of the Company for the benefit of Securityholders or to secure the Company's obligations under the Securities and this Indenture, or (iv) to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA.

13.  DEFAULTS AND REMEDIES.

          Under the Indenture, Events of Default include (i) default for 30 days in payment of any interest on any Securities after receipt by the Company of a Notice of Default, (ii) default in payment of the Principal Amount, Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, in respect of the Securities when the same becomes due and payable, (iii) default for 10 Business Days in converting any Securities after receipt by the Company of a Notice of Default, (iv) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (v) default by the Company in the payment at the final maturity thereof, after the expiration of any applicable grace period, of principal of or interest on indebtedness for money borrowed, other than non recourse indebtedness, in the principal amount then outstanding of $25 million or more, or acceleration of any indebtedness in such principal amount so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such acceleration is not rescinded within 10 business days after notice to the Company in accordance with the Indenture; and (vi) certain events of bankruptcy or insolvency.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the

                                     B-1-10
time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in clause (i) or (ii) above) if it determines that withholding notice is in their interests.

14.  TRUSTEE DEALINGS WITH THE COMPANY.

          Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15.  NO RECOURSE AGAINST OTHERS.

          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16.  AUTHENTICATION.

          This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

17.  ABBREVIATIONS.

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM ("tenants in common"), TEN ENT ("tenants by the entireties"), JT TEN ("joint tenants with right of survivorship and not as tenants in common"), CUST ("custodian") and U/G/M/A ("Uniform Gift to Minors Act").

18.  GOVERNING LAW.

          THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

          The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

          Reebok International Ltd.
          1895 J.W. Foster Boulevard
          Canton, Massachusetts 02021

                                     B-1-11

          Attn: David A. Pace
          Facsimile No.: (781) 401-4780

                                     B-1-12

                   ASSIGNMENT FORM                                       CONVERSION NOTICE
-----------------------------------------------------   --------------------------------------------------
To assign this Security, fill in the form below:        To convert this Security into Common Shares of the
                                                        Company, check the box [   ]

I or we assign and transfer this Security to            To convert only part of this Security, state the
_____________________________________________________   Principal Amount to be converted (which must be
_____________________________________________________   $1,000 or an integral multiple of $1,000):

(Insert assignee's soc. sec. or tax ID no.)
_____________________________________________________
_____________________________________________________   If you want the stock certificate made out in
_____________________________________________________   another person's name fill in the form below:
(Print or type assignee's name, address and zip code)   ___________________________________________________
                                                        ___________________________________________________
and irrevocably appoint                                 (Insert the other person's soc. sec. tax ID no.)

____________________ agent to transfer this Security    ___________________________________________________
on the books of the Company. The agent may substitute   ___________________________________________________
another to act for him.                                 ___________________________________________________
                                                        ___________________________________________________
                                                        ___________________________________________________
                                                        (Print or type other person's name, address and zip
                                                        code)

Date:                               Your Signature:
      ---------------------                         ----------------------------

--------------------------------------------------------------------------------
     (Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

By:
   ----------------------------
         Authorized Signatory

                                     B-1-13